SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. __)


Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             Mercer International Inc.
                (Names of Registrant as Specified in Its Charter)


    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:
              ________________________________________________________________

         2)   Aggregate number of securities to which transaction applies:
              ________________________________________________________________

         3)   Per unit price or other underlying value of transaction
              computes pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              ________________________________________________________________

         4)   Proposed maximum aggregate value of transaction:
              ________________________________________________________________

         5)   Total fee paid:
              ________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
              ________________________________________________________________

         2)   Form, Schedule or Registration Statement No.:
              ________________________________________________________________

         3)   Filing Party:
              ________________________________________________________________

         4)   Date Filed:
              ________________________________________________________________

                            MERCER INTERNATIONAL INC.
                                Schutzengasse 32
                                   8001 Zurich
                                   Switzerland

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
Mercer International Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of Mercer International Inc., a Massachusetts trust organized under the laws of the State of Washington (the "Company"), will be held at Hauptstraae 16, D 07365 Blankenstein, Germany at 8:00 a.m., Central Europe Time, July 11, 2002, for the following purposes:

         1. To elect three (3) Trustees of the Company.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Trustees have fixed the close of business on May 21, 2002, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

                                 By Order of the Trustees


                                 Jimmy S.H. Lee
                                 President


June __, 2002

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE PROXY STATEMENT.

                            MERCER INTERNATIONAL INC.

                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the management of Mercer International Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held at Hauptstraae 16, D 07365 Blankenstein, Germany on July 11, 2002, and any adjournments thereof. If the Proxy is properly executed and received by the Company prior to the meeting or any adjournment thereof, the Shares represented by your Proxy will be voted in the manner directed. In the absence of voting instructions, the shares will be voted for each of the proposals. The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a later dated Proxy with the Secretary of the Company, Mr. Ian Rigg, c/o Suite 1620, 400 Burrard Street, Vancouver, British Columbia, Canada V6C 3A6, bearing a date later than the date of the Proxy or by giving oral notice of revocation at the meeting. You may also revoke your Proxy in person at the meeting. If you attend the meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so. The Proxy Statement and form of Proxy are being mailed to Shareholders commencing on or about June __, 2002.

         The affirmative vote of at least a majority of the shares of beneficial interest ("Shares") cast in person or by proxy at the Annual Meeting is required to approve the election of Trustees. The holders of one-third of the outstanding Shares and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. Under applicable Washington law, abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will have no effect on the vote on the election of the Trustees.

         Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by Trustees and regular employees of the Company without additional remuneration therefor. The Company may also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the Shares. All costs of solicitation of Proxies will be borne by the Company. The Company does not presently intend to employ any other party to assist in the solicitation process.

         The close of business on May 21, 2002, has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

Voting Securities and Principal Shareholders

         The holders of record of 16,794,899 Shares of the Company issued and outstanding on the Record Date will be entitled to one vote per Share at the meeting. Under the Company's Declaration of Trust, cumulative voting in the election of Trustees is not permitted. Trustees will be elected by the majority of votes cast at the meeting.

         The following table sets forth certain information regarding the beneficial ownership of the Company's Shares as of April 19, 2002, by each shareholder who is known by the Company to own more than five percent of the outstanding Shares. The following is based solely on statements on filings with the Securities and Exchange Commission or other information the Company believes to be reliable.

  Name and Address                                     Number                        Percent of
 of Beneficial Owner                                  of Shares                  Outstanding Shares
-----------------------                              -----------                 -------------------

FMR Corp.(1)                                         1,674,313                          10.0%
82 Devonshire Street
Boston, MA 02109

Merrill Lynch & Co., Inc.                            1,941,100                          11.6%
4 World Financial Center
New York, NY 10080

Greenlight Capital, L.L.C.                           2,517,500                          15.0%
420 Lexington Ave.
Suite 875
New York, NY 10170

Cramer Rosenthal McGlynn                             1,352,000                          8.1%

-------------------------------------
(1) Filed jointly with Edward C. Johnson III and Abigail P. Johnson.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

         Pursuant to resolutions of the Trustees under authority granted by the Company's Declaration of Trust, the number of Trustees of the Company is established at five. Three Trustees are to be elected at the Annual Meeting. The votes of a majority of the Shares cast in person or by Proxy at the Annual Meeting are required to elect the Trustees.

         The Board of Trustees is divided into three classes. Each class of Trustee is elected for a three-year term. The nominees for Trustee, Mr. Jimmy S.H. Lee and Mr. Ian Rigg, are members of Class II, and are to be elected to the Board of Trustees for a three-year term to serve until the annual meeting of shareholders in 2005, or until their successors are elected and qualified. Both Mr. Lee and Mr. Rigg currently serve as a Trustee. Mr. Milligan was elected to the Board in July 2001 as a member of Class III and will be elected for a term expiring at the annual meeting of shareholders in 2003, or until his successor is elected and qualified.

         Mr. Lee, Mr. Rigg and Mr. Milligan have indicated that they are willing and able to serve as a Trustee. If either nominee is unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Trustees. Proxies received by the Trustees on which no designation is made will be voted FOR the nominees.

Trustees

         The following table sets forth information regarding each nominee for election as a Trustee and each Trustee whose term of office will continue after the Annual Meeting.

                                                                                          Expiration of
         Name                       Current Position with the Company           Age      Term as a Trustee
         -------------------------------------------------------------------------------------------------
         Jimmy S. H. Lee            Chairman, President and Trustee             46             2002

         C. S. Moon                 Trustee                                     55             2004

         Maarten Reidel             Trustee                                     39             2004

         Michel Arnulphy            Trustee                                     68             2003

         R. Ian Rigg                Secretary and Chief Financial
                                    Officer  and Trustee                        59             2002

         Andrew Milligan            Trustee                                     77             2002


         Jimmy S.H. Lee has been a Trustee since May, 1985, and Chief Executive Officer of the Company since 1992. Mr. Lee is a director of Med Net International Ltd.

         C. S. Moon has been a Trustee since June 1994. Mr. Moon is an independent consultant. From 1990 until 1998, he was Executive Director of Shin Ho Group of Korea, an international paper manufacturer headquartered in Korea. Prior to joining Shin Ho in 1990, Mr. Moon previously served in managerial positions with Moo Kim Paper Manufacturing Co., Ltd. and Sam Yung Pulp Co., Ltd., both in Korea.

         Maarten Reidel has been a Trustee since December 1996, a Managing Director of Spezialpapierfabrik Blankenstein GmbH ("SBG") from 1994 to 1999 and the Chairman of the Management Board of Dresden Papier AG ("DPAG") from 1995 to 1998, a member of the German government agency responsible for the privatization of government-owned companies from 1992 to 1994, and an accountant with Arthur Andersen & Co. from 1987 to 1992. He has been the Chief Financial Officer of Ision Internet AG from August 1999 to March 2002.

         Michel Arnulphy has been a Trustee since June 1995. From 1998 to the present, Mr. Arnulphy has been the Managing Director of Electro Orient Ltd., a merchandising trading company located in Hong Kong. From 1975 to 1998, Mr. Arnulphy was Managing Director of J. Mortenson & Co., Ltd., a manufacturer of water treatment equipment in Hong Kong.

         R. Ian Rigg has been a Trustee since 1999 and was named Chief Financial Officer in October 1999. He has been the chief financial officer and a director of Advanced Project Ltd. since 1996 and of Terrawest Industries, Inc. since 1989. He is a nominee director and officer for Bank Gospodarki of Poland. Mr. Rigg is a chartered accountant in Canada.

         Andrew Milligan has been a Trustee since July 2001. Mr. Milligan has been President and Chief Executive Officer of Stockscape Technologies Inc. since 1999. From 1986 to 1999, he was the President and Chief Executive Officer of Cornucopia Resources Ltd., which acquired Stockscape Technologies Inc. in 1999 and changed its business accordingly. He is also a director of Skye Resources Inc., Lysander Minerals Corporation and Great Basin Gold Ltd. Mr. Milligan is an economist by profession.

         During the fiscal year ended December 31, 2000, the Trustees held no board meetings but acted on six occasions by resolution adopted by unanimous written consent. Under the Declaration of Trust of the Company, resolutions may be adopted by written consent signed by a majority of the Trustees.

Committees of the Board

         The Company has established an Audit Committee. The Audit Committee functions pursuant to a charter adopted by the Trustees. The function of the Audit Committee is to meet with and review the results of the audit of the Company's financial statements performed by the independent public accountants and to recommend the selection of independent public accountants. The members of the Audit Committee are Mr. Michel Arnulphy, Mr. C. S. Moon and Mr. Milligan, each of whom are independent under the standards of the Nasdaq Stock Market. The Audit Committee met once during 2001.

         The Company has also established a Compensation Committee. The members of the Compensation Committee are Mr. C. S. Moon and Mr. Michel Arnulphy. The primary duty of the Compensation Committee is to grant stock options under the Company's 1992 Non-Qualified Stock Option Plan and to award bonuses to employees and consultants under the Company's Incentive Bonus Plan. The Compensation Committee did not meet during 2001.

         The Company does not have a Nominating Committee.

Security Ownership of Management

         The following table sets forth information regarding ownership of the Company's Shares on the April 19, 2002, by (i) each Trustee, nominee for Trustee and Named Executive Officer (as defined below); and (ii) all Trustees and executive officers of the Company as a group. Unless otherwise indicated, each Named Executive Officer and Trustee has sole voting and disposition power with respect to the Shares set forth opposite his name. Each such person has indicated that he will vote all Shares owned by him in favor of the nominees for Trustee and in favor of each of the other proposals.

                                                     Shares
                                                 Beneficially                   Percent
            Name of Owner                           Owned                    of Ownership
          ----------------------                 --------------              -------------
          Jimmy S.H. Lee(1)                        1,699,000                      9.2%

          C.S. Moon(2)                                29,000                       *

          Michel Arnulphy(2)                          23,000                       *

          Maarten Reidel(3)                          122,000                       *

          Andrew Milligan(2)                           2,000                       *

          Ian Rigg(2)                                 60,000                       *

          Trustees and Officers as a Group
          (5 persons)(4)                           1,935,000                     10.4%


*        Less than 1%.

(1)  Includes presently exercisable stock options to acquire 1,685,000 shares.

(2)  Represents presently exercisable stock options.

(3)  Includes presently exercisable stock options to acquire 2,000 shares.

(4)  Includes presently exercisable stock options to acquire 1,801,000 shares.

Executive Compensation

         The following table sets forth information on the annual compensation for each of the Company's last three fiscal years of the chief executive officer ( the "CEO") and each of the Company's other most highly compensated executive officers other than the CEO who received aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended December 31, 2001 (collectively, with the CEO, the "Named Executive Officers").


                                                                                          Long-Term
                                                       Annual Compensation               Compensation
                             --------------------------------------------------------   --------------
                                                                                           Securities
                                                                                           Underlying
     Name and Principal                                                Other Annual         Options/           All Other
          Position            Year     Salary($)       Bonus($)      Compensation($)         SARs(#)        Compensation($)
-----------------------       ----     ---------       --------      ---------------     -------------      ---------------
Jimmy S.H. Lee                2001      213,012        309,137            10,679                   0                  0
Chief Executive Officer       2000      220,112              0                 0           1,360,000                  0
                              1999      213,227        118,141                 0                   0                  0


Employment Agreement

         Mr. Lee and the Company are parties to an amended and restated employment agreement dated November 20, 2000. The agreement generally provides, subject to certain termination provisions, for continued employment of Mr. Lee for a period of 36 months with automatic one month renewals, so that the contract at all times has a remaining term of 36 months. The agreement provides for a base salary and other compensation as determined by the board of directors. The agreement contains change in control provisions pursuant to which, if a change in control (as defined in the agreement) occurs, Mr. Lee may only be discharged for cause. In the event Mr. Lee is terminated without cause or resigns for good reason (as defined in the agreement) within eighteen months of the change in control, he shall be entitled to a severance payment of three times his annual salary under the agreement and all unvested rights in any stock option or other benefit plans shall vest in full. If Mr. Lee is terminated without cause or resigns for good reason within three years of the change in control, he shall be entitled to a severance payment of three times the sum of his then annual salary under the agreement plus the higher of his last annual bonus and the highest bonus received during the preceding five years. In addition, all unvested rights in any stock option or other benefit plans will vest in full. In addition, Mr. Lee will continue to receive equivalent benefits as were provided at the date of termination for the remaining term of the agreement.

         The agreement provides that the Company will permit Mr. Lee to exercise any of his stock options by delivery to the Company of a non-recourse promissory note secured solely by the shares acquired. In addition, the Company has agreed to lend Mr. Lee up to $10,000,000 to purchase shares of Common Stock in the open market or otherwise. Any such loan will be on a non-recourse basis secured solely by the shares acquired.

Stock Options

         No Named Executive Officer was granted any options to purchase shares of the Company's stock during 2001.

         The table below provides information on exercises of options during 2001 by the Named Executive Officers and information with respect to unexercised options held by the Named Executive Officers at December 31, 2001.

             Aggregated Option/SAR Exercises in Last Fiscal Year and
                        Fiscal Year-End Option/SAR Values

                                                                       Number of Securities
                                                                            Underlying        Value of Unexercised
                                                                            Unexercised           in-the-money
                                                                          Options/SARs at        Options/SARs at
                                                                        Fiscal Year-End (#)    Fiscal Year-End ($)
                             Shares Acquired on                            Exercisable/           Exercisable/
     Name                       Exercise (#)      Value Realized ($)       Unexercisable          Unexercisable
----------------             ------------------   ------------------   --------------------   --------------------
Jimmy S.H. Lee                        0                    0              1,231,667/453,333      1,115,113/708,333


Compensation of Trustees

         The Trustees do not receive cash compensation for service as a Trustee. The Company reimburses the Trustees and officers for their expenses incurred in connection with their duties as Trustees and officers of the Company. Non-employee Trustees who are in office at the end of a fiscal year receive options to acquire 6,000 shares of common stock at an exercise price equal to the closing price of the Company's shares on The Nasdaq Stock Market's National Market on the last trading day of the fiscal year.

Report of the Trustees on Executive Compensation

         Compensation of the Company's executive officers is determined on an annual basis by either the Trustees as a whole or the Compensation Committee in consultation with management. For 2001, compensation of executive officers was determined by the Trustees as a whole. The Company's goal is to compensate the Company's executive officers in a manner which is consistent with the Company's strategic plan and which rewards executive officers in a fair manner for performance which forwards the strategic plan. To this end, the Company's basic compensation philosophy is to maintain annual base salaries for executive officers at relatively low amounts and to award bonuses and long-term incentives in the form of stock options based on annual performance of the Company and of the executive. The financial results from operating the Company's businesses are the major factor in determining levels of executive compensation.

         The Company adopted an Employee Incentive Plan ("EIP") in 1994 in which the Company's executive officers and other employees may participate. Under the EIP, 5% of the Company's Net Income for each fiscal year is set aside as a bonus pool. During the course of the fiscal year, the Trustees may grant interests in the bonus pool to employees, officers and trustees of the Company and its subsidiaries. Bonuses are to be paid within 120 days of the end of the fiscal year.

         In evaluating the performance of the Company's executive officers in awarding grants under the EIP, the Trustees considered factors such as the growth in earnings of the Company, the effectiveness of cost reduction and productivity-enhancement measures in the operating subsidiaries, the growth in assets, and the performance of the Company's Common Stock. The Trustees also considered the contribution of the Company's executive officers toward the accomplishment of those goals.

         In determining the compensation of the Company's Chief Executive Officer, Mr. Lee, for 2001, the Trustees evaluated Mr. Lee based on the criteria set forth above. In determining Mr. Lee's salary and his bonus award under the EIP, the Trustees considered the operating performance of the Company in a difficult economic environment for pulp and paper companies and the progress made by the Company in transitioning its pulp production from sulphite pulp to kraft pulp.

 /s/ Michel Arnulphy    /s/ Jimmy S. H. Lee  /s/ C. S. Moon  /s/ Maarten Reidel
 /s/ Ian Rigg           /s/ Andrew Milligan

Report of the Audit Committee

 To the Trustees of Mercer International, Inc.:

         We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2001. We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence. The Audit Committee has considered whether the provision of services by the independent auditing firm other than audit-related is compatible with maintaining the principal auditor's independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.


C.S. Moon                  Michel Arnulphy           Andrew Milligan

Performance Graph

         The following graph compares the cumulative total stockholder return (stock price appreciation plus dividends) on the Company's Common Stock with the cumulative total return of NASDAQ Market Index and an additional group of peer companies which comprise Standard Industrial Classification Code 262--Paper Mills for comparison over the five years ending December 31, 2001. The companies which comprise SIC Code 262 are Abitibi-Consolidated Inc.; American Israeli Paper; Badger Paper Mills Inc.; Biomass Technologies; Boise Cascade Corporation; Bowater Inc.; Bunzl PLC ADS; Chesapeake Corporation; Domtar Inc.; Fibermark Inc.; Fletcher Challenger Forests; Fletcher Challenger Building; Glatfelter; Kimberly-Clark Corporation; Mercer International Inc.; Pope & Talbot Inc.; Potlatch Corporation; Sappi Ltd. ADS; Schweitzer Mauduit International; Stora Enso, UPM Kymmene Corp. ADS; Votorantim Cellulose; Wausau-Mosinee Paper Corporation; and Weyerhauser Company.

                                                     Comparison of Cumulative Total Return
                                                   of Company Industry Index and Broad Market


                                              1997       1998           1999            2000          2001
                                             ------     ------         ------          ------        ------
 Mercer International Inc. SBI                86.21      66.92          45.78           78.58         73.85

 Industry Index                              103.43     107.90         130.98          129.63        126.43

 NASDAQ Market Index                         122.32     172.52         304.29          191.25        152.46


Section 16(a) Beneficial Ownership Compliance

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

         Based solely on the review of the copies of such reports received by the Company, and on written representations by the Company's officers and Trustees regarding their compliance with the applicable reporting requirements under Section 16(a), the Company believes that all of its officers and Trustees filed all required reports under Section 16(a) in a timely manner for the year ended December 31, 2001.

                      INDEPENDENT ACCOUNTANTS AND AUDITORS

         Peterson Sullivan P.L.L.C., Certified Public Accountants, has been selected by the Trustees to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2002. Peterson Sullivan P.L.L.C. have examined the consolidated financial statements of the Company and its subsidiaries each year since 1989. Representatives of Peterson Sullivan P.L.L.C. are not expected to be present at the Annual Meeting.

         Fees paid to Peterson Sullivan P.L.L.C. by the Company during 2001 included:

         Audit Fees. The Company paid Peterson Sullivan $118,487 in fees related to the audit of the annual financial statements and the reviews of the quarterly financial statements.

         Financial Information Systems. The Company made no payments to Peterson Sullivan related to the operation, supervision, design, or implementation of the Company's financial information systems.

         All Other Fees. All other fees paid to Peterson Sullivan in 2001 totaled $382,837. These services were comprised mainly of tax and other regulatory services.


                          FUTURE SHAREHOLDER PROPOSALS

         Any proposal which a Shareholder intends to present at the next Annual Meeting of Shareholders must be received by the Company on or before February 1, 2003. A shareholder must notify the Company on or before April 16, 2003 that he or she intends to introduce a proposal at the 2003 shareholder meeting or management will have discretionary authority to vote its proxies with respect to any such proposal.

                                  OTHER MATTERS

         The Trustees know of no matter other than those mentioned in the Proxy Statement to be brought before the meeting. If other matters properly come before the meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their judgment. If there are insufficient votes to approve any of the proposals contained herein, the Trustees may adjourn the meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

         A copy of the Company's Annual Report to the Securities and Exchange Commission will be provided to Shareholders without charge upon written request directed to Mercer International Inc., Shareholders Information, Schutzengasse 32, 8001 Zurich, Switzerland.

         By Order of the Trustees,

         DATE:  June __, 2002.

                                      PROXY

                            MERCER INTERNATIONAL INC.
                                Schutzengasse 32
                                   8001 Zurich
                                   Switzerland

         This Proxy is solicited on behalf of the Trustees of Mercer International Inc.

         The undersigned hereby appoints Jimmy S.H. Lee as proxy, with the power of substitution to represent and to vote as designated below, all the shares of beneficial interest of Mercer International Inc. held of record by the undersigned on May 21, 2002, at the Annual Meeting of Shareholders to be held on July 11, 2002, or any adjournment thereof.

         1. ELECTION OF TRUSTEES

              FOR the nominees listed          WITHHOLD AUTHORITY to vote
              below (except as marked          for the nominees listed
              to the contrary below)    |_|    below                      |_|

         (Instruction: To withhold authority to vote for a nominee, strike a line through the nominee's name in the list below.)

                     Jimmy S.H. Lee Ian Rigg Andrew Milligan

         2. In his discretion, the Proxy holder is authorized to vote upon such other business as may properly come before the meeting.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

         Please sign exactly as name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:__________________________, 2002            _____________________________
                                                  Signature

                                                  _____________________________
                                                  Print Name

                                                  _____________________________
                                                  Signature, if jointly held

                                                  _____________________________
                                                  Print Name

                                                  _____________________________
                                                  Number of shares held

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.